Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of TimefireVR Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan Read, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Read

Jonathan Read

Chief Executive Officer

(Principal Executive Officer)

Dated: November 19, 2018

In connection with the quarterly report of TimefireVR Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof, I, Jessica Smith, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jessica L. Smith

Jessica L. Smith

Chief Financial Officer

(Principal Financial Officer)

Dated: November 19, 2018